UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): March 7, 2008
THERMADYNE HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-13023 (Commission File Number)	74-2482571 (I.R.S. Employer Identification No.)

16052 Swingley Ridge Road, Suite 300 Chesterfield, Missouri (Address of principal executive offices)	63017 (Zip Code)
(636) 728-3000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.          Other Events.
Thermadyne Holdings Corporation announced today Paul D. Melnuk, Chairman & Chief Executive Officer, will be presenting at the Lehman Brothers High Yield Bond and Syndicated Loan Conference on March 14, 2008 at 11:45 AM (Eastern) at the Disney Yacht and Beach Club in Lake Buena Vista, Florida.
A link connecting to the conference webcast will be available on Thermadyne’s website (www.Thermadyne.com) at 11:30 AM (Eastern) on March 14, 2008 and will be available for replay up through June 13, 2008. An electronic copy of the presentation will also be posted.

Item 9.01. Financial Statements and Exhibits.
     d) Exhibits.
Exhibit Number Description
99.1	Press release of Thermadyne Holdings Corporation issued March 7, 2008.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:   March 10, 2008

THERMADYNE HOLDINGS
CORPORATION

By:	/s/ Mark A. McColl

	Name:	Mark A. McColl
	Title:	Interim General Counsel and
Corporate Secretary

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